UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2022 (April 21, 2022)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Humana Inc. was held in Louisville, Kentucky, on April 21, 2022, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal #1: The final results of the election of directors were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Raquel C. Bono, M.D.	108,983,152	521,812	74,980	3,812,715
Bruce D. Broussard	108,827,601	703,774	48,569	3,812,715
Frank A. D’Amelio	100,716,044	8,701,712	162,188	3,812,715
David T. Feinberg, M.D.	87,859,196	21,625,353	95,395	3,812,715
Wayne A. I. Frederick, M.D.	109,065,576	430,154	84,214	3,812,715
John W. Garratt	108,858,292	602,213	119,439	3,812,715
Kurt J. Hilzinger	106,384,492	3,094,413	101,039	3,812,715
David A. Jones, Jr.	100,784,625	8,682,030	113,289	3,812,715
Karen W. Katz	107,740,728	1,705,140	134,076	3,812,715
Marcy S. Klevorn	109,257,155	239,621	83,168	3,812,715
William J. McDonald	105,865,034	3,616,869	98,041	3,812,715
Jorge S. Mesquita	109,074,545	404,649	100,750	3,812,715
James J. O’Brien	105,233,440	4,252,617	93,887	3,812,715

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022	106,694,664	6,651,901	46,094	N/A

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the Company’s executive compensation	103,820,970	5,600,956	158,018	3,812,715

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Michael A. Koeberlein
Michael A. Koeberlein
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: April 25, 2022